UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – October 2, 2013
(Date of earliest event reported)
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 2, 2013, the Board of Directors of Ingersoll-Rand plc (the “Company”) appointed Susan K. Carter, age 54, as Senior Vice President and Chief Financial Officer. Ms. Carter previously served as Executive Vice President and Chief Financial Officer for KBR, Inc., a global engineering, construction and service company, from July 2009 through September 2013, and as Executive Vice President and Chief Financial Officer for Lennox International, Inc., a heating, air conditioning and refrigeration company, from August 2004 through July 2009.
In connection with the appointment, Ms. Carter entered into an employment agreement with the Company. Ms. Carter will receive a base salary to $635,000, her Annual Incentive Matrix Program (“AIM”) target is set at 100% and her annual equity award opportunity is targeted at $1,900,000. Ms. Carter is eligible to participate in the Key Management Program and is eligible to participate in the other benefit programs available to the Company's other executive officers. Ms. Carter will be provided relocation assistance.
In addition, to offset the compensation Ms. Carter will forfeit at KBR, Inc., she will receive (i) a cash award of $960,000, (ii) stock options having a value of approximately $60,000, (iii) performance stock units for the 2012-2014 and the 2013-2015 performance cycles having a combined value of approximately $1,135,000, and (iv) restricted stock units having a value of approximately $888,000.
Ms. Carter will also enter into a Change in Control Agreement with the Company and will be eligible for the Company's Major Restructuring Severance Plan. In the event of a change in control, Mr. Carter will receive a severance payment equal to two and one-half times her base salary plus her AIM target. In the event of an involuntary job loss within one year after a major restructuring, Ms. Carter will receive a severance payment equal to two times her current base salary and current AIM target and a pro-rated payout of her AIM award based on time actually worked.
The foregoing summary of Ms. Carter's employment agreement is qualified in its entirety by reference to the complete employment agreement, which is attached as exhibit 10.1.

Item 9.01—Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Susan K. Carter Employment Agreement, dated August 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	October 2, 2013	/s/ Evan M. Turtz
Evan M. Turtz Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Susan K. Carter Employment Agreement, dated August 19, 2013